Exhibit 10.7

THIRD AMENDMENT
TO THE
PLUM CREEK PENSION PLAN

The Plum Creek Pension Plan (“Plan”), as amended and restated effective January 1, 2012 (“2012 Restatement”), is amended as follows, pursuant to Section 12.1 of Parts A and B of the Plan, effective January 1, 2015, except as otherwise specified herein:

1.	Section 10.6 Appeal Procedure, in Parts A and B of the Plan, are each amended by adding the following subparagraph (e) Civil Action Under ERISA Section 502(a) at the end thereof:

(e)	Civil Actions Under ERISA Section 502(a)
A civil action under ERISA Section 502(a) may not be filed with respect to a claim for benefits under the Plan until the claims procedures and review procedures of this Section 10.6 have been exhausted. The civil action may not be brought on or after the date that is one year after the date that the final decision under Section 10.6(d) is made with respect to the claim.

2.	Effective January 1, 2014, Appendix I to Part A of the Plan is replaced in its entirety with the following:

APPENDIX I
TO THE PLUM CREEK PENSION PLAN
PART A, FOR SALARIED EMPLOYEES

The following employers shall be considered participating Employers under the Plum Creek Pension Plan, Part A for Salaried Employees, pursuant to Section 1.22, for the periods of time designated:

Employer                        Beginning    Ending

1.    Plum Creek Manufacturing, Inc.            3/30/90        12/31/90
2.    Plum Creek Manufacturing, L.P.            1/1/91        6/30/99
3.    Plum Creek Marketing, Inc.            1/1/91        12/31/97
4.    Plum Creek Northwest Lumber, Inc.        7/1/99
5.    Plum Creek Northwest Plywood, Inc.        7/1/99
6.    Plum Creek MDF, Inc.                7/1/99
7.    Plum Creek Southern Lumber, Inc.            7/1/99        12/15/00
8.    Plum Creek Land Company            7/1/99
9.    Plum Creek Maine Marketing, Inc.            7/1/99
10.    Plum Creek Marketing, Inc.            7/1/99
11.    Plum Creek Services, Inc.                1/1/14

Third Amendment to the Plum Creek Pension Plan	1

Exhibit 10.7

3.	Appendix III is removed from Part A of the Plan and replaced with the following:

APPENDIX III

TO THE PLUM CREEK PENSION PLAN

PART A, FOR SALARIED EMPLOYEES

[RESERVED]

4.	Appendix IV to Part A of the Plan is replaced in its entirety with the following:

APPENDIX IV

TO THE PLUM CREEK PENSION PLAN

PART A, FOR SALARIED EMPLOYEES

The following Employees are not Eligible Employees, pursuant to Section 1.20(a):

Barbara L. Crowe
Rick R. Holley
James A. Kraft
Thomas M. Lindquist

IN WITNESS WHEREOF, the Company has caused this Third Amendment to the Plan to be executed on this 19th day of December, 2014.

PLUM CREEK TIMBERLANDS, L.P.

By PLUM CREEK TIMBER I, L.L.C.,
Its General Partner

/s/ Christine Wiltz                    By: /s/ David W. Lambert
Witness                             David W. Lambert
Senior Vice President and
Chief Financial Officer

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